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                                                                   EXHIBIT 10.14

                                  CORRESPONDS

                                     (Seal)


*********************************AFFIDAVIT No. 132/96***************************

FOR THE TRANSFER OF LEASE CONTRACT WITH AN OPTION TO PURCHASE OF SEVERAL MINING CONCESSIONS SUBSCRIBED BETWEEN MRS. MONICA DE PRUDENCIO, THE "MINERIA TECNICA CONSULTORES ASOCIADOS" ("MINTEC S.A.") COMPANY AND "ASC BOLIVIA LDC".___________

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In La Paz city, at eleven forty five on June thirteen nineteen ninety six years;
before me, Lawyer MARIA ESTHER VALLEJOS H., SPECIAL NOTARY OF MINES AND
PETROLEUM and witnesses that are named and sign at the end, presented themselves: Mrs. MONICA DE PRUDENCIO, with ID 089567 LP; Engineer JOHNNY DELGADO ACHABAL representing MINERIA TECNICA CONSULTORES ASOCIADOS S.A. (MINTEC); FERNANDO ROJAS B. representing ASC BOLIVIA LDC and Mr. LUIS PRUDENCIO TARDIO the vendor's husband with ID 2022219 LP, all of full age, able by right, whose identity I certify and said, that they agree to register as a public instrument the writ presented to me together with: Power of Attorney No. 68/96, Power of Attorney No. 157/96, ten payment receipts for mining licenses and a receipt for a bank deposit, whose true transcript is as follows: --- W R I T.- Special
Notary of Mines and Petroleum. -- in the public deed registry under your charge, please insert one on the transfer of a lease contract with an option to purchase of mining concessions that are carried out with the following clauses. --- FIRST.- BACKGROUND.- Through Affidavit No. 300 ("contract") issued on November
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7, 1994 by the Special Notary of Mines and Petroleum of this city, Mrs. Monica de Prudencio ("vendor") granted in favor of the

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Mineria Tecnica Consultores Asociados ("Mintec S.A.") a lease with an option to purchase of the following mining concessions: --- 1.- "Santa Barbara de Jayula" with 49 mining claims for exploitation, with Legal Title Deed No. 14 dated December 19, 1990 duly registered in the Mining Registry and the Real Estate Record Office.- 2.- "San Juan de Dios Segunda" with 18 mining claims for exploitation, with Legal Title Deed No. 33 dated December 18, 1990 duly registered in the Mining Registry and the Real Estate Record Office.- 3.- "San Juan de Dios" with 8 mining claims for exploitation, with Legal Title Deed No. 32 dated December 18, 1990 duly registered in the Mining Registry and the Real Estate Record Office.- 4.-"Casualidad" with 10 mining claims for exploitation, with Legal Title Deed No. 38 dated December 24, 1990 duly registered in the Mining Registry and the Real Estate Record Office.- 5.- "Los Perdidos" with 20 mining claims for exploitation, with Legal Title Deed No. 36 dated December 21, 1990 duly registered in the Mining Registry and the Real Estate Record Office.- 6.-"Sucesivas Don Jose" with 12 mining claims for exploitation, with Legal Title Deed No. 31 dated December 17, 1990 duly registered in the Mining Registry and the Real Estate Record Office.- 7.- "25 de Mayo Segunda" with 71 mining claims for exploitation, with Legal Title Deed No. 30 dated December 17, 1990 duly registered in the Mining Registry and the Real Estate Record Office.- 8.- "Calamena Segunda" with 52 mining claims for exploitation, with Legal Title Deed No. 37 dated December 21, 1990 duly registered in the Mining Registry and the Real Estate Record Office.- 9.- "Halca" with 117 mining claims for exploitation, with Legal Title Deed No. 35 dated December 19, 1990 duly registered in the Mining Registry and the Real Estate Record Office.- 10.- "Don Jose" with 102 mining claims for exploitation, with Legal Title Deed No. 27 dated October 18, 1993 duly registered in the Mining Registry and the Real Estate Record Office.- The aforementioned mining concessions are located in the San Cristobal County, Nor Lipez Province, Department of Potosi.- - SECOND.- TRANSFERRAL.- Since it is
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convenient for the interests of the aforementioned hiring parties, Mintec S.A., covered by Articles 539 and following of the Civil Code, transfers the contract in favor of the ASC BOLIVIA LDC company.- -- Thus, as of the date of this writ ASC BOLIVIA LDC takes on all the rights and obligations of

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Mintec S.A. stated in the contract, and the Vendor recognizes in favor of ASC
BOLIVIA LDC, with an exclusive and irrevocable character, the lease and the option to purchase the mining concessions described in the first clause of this contract, including its uses, practices and servitudes, without any limitation, except for that stated in the Contract, which remains in force and with full legal validity between the Vendor and ASC BOLIVIA LDC and in everything that is not contradictory to this contract.- - THIRD.- GUARANTEE OF FULFILMENT.- Mintec
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S.A., as the original option holder in the lease contract with an option to purchase subscribed with the Vendor on November 7, 1994, as certified by Affidavit No. 300 issued by the Special Notary of Mines and Petroleum, guarantees the faithful observance of every and all the obligations acquired under such contract, as well as all and each one of the obligations acquired under this contract by ASC BOLIVIA LDC.- - FOURTH.- EXPENSES AND REGISTRATIONS.-
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All the expenses including notary charges and other registrations will be paid by ASC BOLIVIA LDC.- - FIFTH.- ACCEPTANCE.- I, Luis Prudencio Tardio, as the
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Vendor's husband, give my full consent to this contract.- - SIXTH.- ACCEPTANCE.-
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We, Monica de Prudencio on one side, and, on the other, Johnny Delgado on behalf and representation of Mineria Tecnica Consultores Asociados S.A. (Mintec) and Fernando Rojas on behalf and representation of ASC BOLIVIA LDC, according to powers that you, the Notary, will insert, give our full consent to all and each one of the previous clauses of this writ that will have the value of a private contract until it is converted into a public deed by you, the Notary. ---- La Paz, April 17, 1996. --- Signed.- Monica de Prudencio ID 089567 LP. -- Signed.- Luis Prudencio Tardio ID 2022219 LP.- --- Signed.- Mineria Tecnica Consultores Asociados S.A. (Mintec) p.p. Johnny Delgado. --- Signed.- ASC BOLIVIA LDC pp. Fernando Rojas. --- Signed.- FERNANDO ROJAS H., LAWYER, RUC 2475618, M.C.A. 001804, P.M. 37355.

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